SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☐	Soliciting Material Pursuant to §240.14a-12

MINDSPEED TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MINDSPEED TECHNOLOGIES, INC. Stockholder Meeting to be held on 3/10/09 ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials for Proxy Materials Available at www.proxyvote.com the Stockholder Meeting to be held on March 10, 2009 • Notice and Proxy Statement • Annual Report Combination You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The PROXY MATERIALS — VIEW OR RECEIVE proxy statement and 2008 annual report to stockholders are available You can choose to view the materials online or receive a at www.proxyvote.com. paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before ® 2/24/09 to facilitate timely delivery. MINDSPEED TECHNOLOGIES, INC. HOW TO VIEW MATERIALS VIA THE INTERNET 4000 MACARTHUR BOULEVARD, EAST TOWER NEWPORT BEACH, CA 92660 Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following R1MSP1 page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 3/10/09 Each stockholder will need to bring a proxy card, voting Meeting Time: 2:00 p.m. Pacific Time instruction card or notice of Internet availability of proxy For holders as of: 1/12/09 materials and valid picture identification, such as a driver’s license or passport, for admission to the meeting. At the Meeting Location: meeting, you will need to request a ballot to vote these shares. Mindspeed Technologies, Inc. Headquarters 4000 MacArthur Boulevard, East Tower Newport Beach, CA 92660 Vote via the Internet To vote now via the Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1MSP2

Voting items The Board recommends a vote FOR all proposals. 1. ELECTION OF DIRECTORS Nominees: 01) Dwight D. Decker 02) Raouf Y. Halim 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 3. APPROVAL OF AMENDED AND RESTATED 2003 LONG-TERM INCENTIVES PLAN. 4. APPROVAL OF AMENDED AND RESTATED DIRECTORS STOCK PLAN. 5. APPROVAL OF STOCK OPTION EXCHANGE PROGRAM FOR PARTICIPANTS IN OUR EQUITY COMPENSATION PLANS (EXCLUDING NAMED EXECUTIVE OFFICERS AND DIRECTORS). R1MSP3

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